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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 Amendment No. 1

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 1997

                             INTERPORE INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

       California                    0-22598                   95-3043318
       ----------                    -------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)           identification number)

                 181 Technology Drive, Irvine, California 92618
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               (Address of principal executive offices) (Zip Code)

                                 (714) 453-3200
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               Registrant's telephone number, including area code

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

             A current report on Form 8-K was filed on May 14, 1997 by Interpore International ("Interpore") describing the sale of certain assets and the assumption of certain liabilities of Interpore Dental, Inc., a wholly-owned subsidiary of the Company, to Steri-Oss Inc., a privately-held corporation located in Yorba Linda, California. Pursuant to Item 7 (b) (2) of Form 8-K, the report omitted the unaudited pro forma financial information for Interpore on a basis reflecting the disposition of assets. The Form 8-K filed May 14, 1997 is hereby amended to provide the following information previously omitted.

         (b) Pro forma financial information:

                                                                                  Page no.
                                                                                -------------

              Unaudited Pro Forma Condensed Consolidated                             4
              Statement of Income for the Three Months ended
              March 31, 1997

              Unaudited Pro Forma Condensed Consolidated                             5
              Statement of Income for the Year ended
              December 31, 1996

              Unaudited Pro Forma Condensed Consolidated                             6
              Balance Sheet as of March 31, 1997

              Notes to Unaudited Pro Forma Condensed                                 7
              Consolidated Financial Statements




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
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 1997 and for the year ended December 31, 1996 present unaudited pro forma operating results for Interpore as if the sale of assets and assumption of liabilities of Interpore Dental, Inc. to Steri-Oss Inc., which was consummated on May 1, 1997, (the "Transaction") had occurred as of the beginning of the periods presented. The following Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 presents the unaudited pro forma financial condition of Interpore as if the Transaction had occurred as of March 31, 1997.

The unaudited pro forma adjustments are described in the accompanying notes. The unaudited pro forma adjustments represent Interpore's preliminary determination of the necessary adjustments and are based upon certain assumptions Interpore considers reasonable under the circumstances. Final amounts may differ from those set forth below. The unaudited pro forma financial information presented does not consider any future events which may occur after the sale of assets.

THE UNAUDITED PRO FORMA FINANCIAL INFORMATION IS PRESENTED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF THE OPERATING RESULTS OR FINANCIAL POSITION THAT WOULD HAVE OCCURRED HAD THE TRANSACTION BEEN CONSUMMATED AT THE DATES INDICATED, NOR IS IT NECESSARILY INDICATIVE OF FUTURE OPERATING RESULTS OR FINANCIAL POSITION OF INTERPORE FOLLOWING THE SALE OF ASSETS.

The unaudited pro forma condensed financial information should be read in conjunction with the consolidated financial statements of Interpore and the related notes thereto contained in (i) Interpore's Annual Report on Form 10-K for the year ended December 31, 1996, and (ii) Interpore's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.





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
                             Interpore International
         Unaudited Pro Forma Condensed Consolidated Statement of Income
                        Three months ended March 31, 1997
                      (in thousands, except per share data)

                                                                        Less dental         Pro forma         Pro forma
                                                       Historical         business         adjustments         adjusted
                                                      -------------     -------------      -------------     -------------
Net sales                                                $   4,725         $  (1,444)       $        89 a       $   3,370
Cost of goods sold                                           1,269              (702)                32 a             599
Royalty expense                                                 34               (34)                 -                 -
                                                      -------------     -------------      -------------     -------------
Gross profit                                                 3,422              (708)                57             2,771
                                                      -------------     -------------      -------------     -------------

Operating expenses:

   Research and development                                    529                 -                (10)b             519
   Selling and marketing                                     2,247              (748)               (23)b           1,476
   General and administrative                                  619               (43)               (46)b             530
                                                      -------------     -------------      -------------     -------------
Total operating expenses                                     3,395              (791)               (79)            2,525
                                                      -------------     -------------      -------------     -------------

Income from operations                                          27                83                136               246

Total interest and other income, net                           232                 -                  8 c             240
                                                      -------------     -------------      -------------     -------------

Income before taxes                                            259                83                144               486
Provision for income taxes                                       -                 -                  -                 -
                                                      -------------     -------------      -------------     -------------
Net income                                              $      259       $        83         $      144        $      486
                                                      =============     =============      =============     =============

Net income per share                                    $     0.04                                             $     0.07
                                                      =============                                          =============

Shares used in computing
   net income per share                                      7,316                                                  7,316

                 See accompanying Notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.






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
                             Interpore International
         Unaudited Pro Forma Condensed Consolidated Statement of Income
                          Year ended December 31, 1996
                      (in thousands, except per share data)

                                                                        Less dental         Pro forma         Pro forma
                                                       Historical         business         adjustments         adjusted
                                                      -------------     -------------      -------------     -------------
Net sales                                                 $ 19,917         $  (7,144)        $      394 a        $ 13,167
Cost of goods sold                                           5,394            (2,895)               142 a           2,641
Royalty expense                                                249              (249)                 -                 -
                                                      -------------     -------------      -------------     -------------
Gross profit                                                14,274            (4,000)               252            10,526
                                                      -------------     -------------      -------------     -------------

Operating expenses:

   Research and development                                  2,001                 -                (40)b           1,961
   Selling and marketing                                     9,826            (3,360)               (91)b           6,375
   General and administrative                                2,552              (252)              (183)b           2,117
                                                      -------------     -------------      -------------     -------------
Total operating expenses                                    14,379            (3,612)              (314)           10,453
                                                      -------------     -------------      -------------     -------------

Income (loss) from operations                                 (105)             (388)               566                73

Total interest and other income, net                           763                 -                 33 c             796
                                                      -------------     -------------      -------------     -------------

Income before taxes                                            658              (388)               599               869
Provision for income taxes                                       -                 -                  -                 -
                                                      -------------     -------------      -------------     -------------
Net income                                              $      658        $     (388)        $      599        $      869
                                                      =============     =============      =============     =============

Net income per share                                    $     0.09                                             $     0.12
                                                      =============                                          =============

Shares used in computing
   net income per share                                      7,468                                                  7,468

                 See accompanying Notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.






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
                             Interpore International
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 1997
                                 (in thousands)

                                                                            Less dental          Pro forma
                                                           Historical         business           adjusted
                                                          -------------     --------------     --------------
ASSETS
Current assets:
   Cash and cash equivalents                                 $   8,211         $      662 d        $   8,873
   Short-term investments                                        3,054                  -              3,054
   Accounts receivable, net                                      3,148               (950)             2,198
   Inventories                                                   3,361             (1,504)             1,857
   Prepaid expenses                                                710                (66)               644
   Deferred income taxes                                           596                  -                596
   Other current assets                                            124                749 e              873
                                                          -------------     --------------     --------------
Total current assets                                            19,204             (1,109)            18,095

Property, plant and equipment, net                                 606                (28)               578
Deferred income taxes                                              904                  -                904
Other assets                                                        28                  -                 28
                                                          -------------     --------------     --------------
Total assets                                                  $ 20,742          $  (1,137)          $ 19,605
                                                          =============     ==============     ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                779               (385)               394
   Accrued compensation and related expenses                       463                  -                463
   Accrued sales taxes                                             281                  -                281
   Deferred rent payable                                            81                  -                 81
   Other accrued liabilities                                       318                (52)               266
   Current portion of long-term debt                                 3                  -                  3
                                                          -------------     --------------     --------------
Total current liabilities                                        1,925               (437)             1,488
                                                          -------------     --------------     --------------

Shareholders' equity:

   Series E convertible preferred stock                            484                  -                484
   Common stock                                                 35,460                  -             35,460
   Accumulated deficit                                         (17,127)              (700)f          (17,827)
                                                          -------------     --------------     --------------
Total shareholders' equity                                      18,817               (700)            18,117
                                                          -------------     --------------     --------------
Total liabilities and shareholders' equity                    $ 20,742          $  (1,137)          $ 19,605
                                                          =============     ==============     ==============

                 See accompanying Notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements.




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
                             Interpore International
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


a) Pursuant to a distribution agreement entered into in connection with the Transaction, the Company has agreed to manufacture and provide its Interpore 200 Porous Hydroxyapatite for worldwide distribution by Steri-Oss in the oral/maxillofacial market. This adjustment reflects sales of Interpore 200 material for the periods presented had they been invoiced at the prices provided for in the distribution agreement with Steri-Oss.

b) In connection with the Transaction, personnel that were directly associated with the dental business were separated from the Company. The elimination of these ongoing costs are reflected in the columns titled "Less dental business." In addition, personnel reductions were made in other parts of the Company not directly associated with the dental business because of reduced operations following the Transaction. This adjustment reflects the savings which would have resulted had these personnel reductions occurred as of the beginning of the periods presented.

c) Reflects incremental interest income at 5% on approximately $662,000 in net cash proceeds ($1.5 million received from Steri-Oss on May 1, 1997, less an estimated $838,000 in transaction costs including employee separation payments, broker commission, consulting agreements and other legal and administrative fees) resulting from the sale of the dental business.

d) Reflects net cash proceeds of approximately $662,000 resulting from the sale of the dental business (see Note c).

e) Reflects the deferred payment, estimated at $749,000, to be received from Steri-Oss in January 1998 in connection with the sale of the dental business.

f)    Reflects an estimated loss on the sale of the dental business of $700,000.




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                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:        July 1, 1997              INTERPORE INTERNATIONAL

                                        By:  /s/ Richard L. Harrison
                                             -----------------------------------
                                             Name:  Richard L. Harrison
                                             Title:   Chief Financial Officer





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